                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076

                                                                  March 10, 2004

Fellow Shareholders of the Advance Capital I, Inc. Bond Fund:

     On behalf of the Board of Directors (the "Board of Directors") of Advance Capital I, Inc., a Maryland corporation (the "Company"), I am pleased to announce that a special meeting of shareholders of the Advance Capital I, Inc. Bond Fund (the "Bond Fund") will be held on April 22, 2004 at 9:00 a.m., Eastern time, and at any date and time as may be established for any postponements or adjournments thereof, if any (the "Special Meeting"). You are asked to consider and vote by proxy upon (1) a proposal to approve a Plan of Fund Combination (the "Plan"), which provides for (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") in exchange for shares of the Retirement Income Fund and (b) the distribution, to the shareholders of the Bond Fund, of shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by each shareholder immediately prior to the reorganization (the combination of the Bond Fund with the Retirement Income Fund is referred to hereafter as the "Reorganization"); and (2) such other business as may properly come before the Special Meeting. The exchange of Bond Fund shares for Retirement Income Fund shares should be a tax-free reorganization under federal income tax laws to the Bond Fund and its shareholders.

     The attached Proxy Statement/Prospectus is designed to give you more information about the Reorganization. To see how the Reorganization will affect the Bond Fund and your Bond Fund shares, please carefully review the enclosed materials where you will find information regarding the expenses, investment policies and services relating to the Retirement Income Fund.

     You are being asked to consider and vote upon the Plan and the Reorganization because the Board of Directors has determined that the combination of the Bond Fund into the Retirement Income Fund is in the best interests of shareholders of the Bond Fund, primarily because the Funds are of a similar size, hold many of the same securities and have very similar investment objectives and policies. The resulting larger Retirement Income Fund is expected to have a slightly higher SEC yield with a somewhat higher weighted average management fee structure (approximately 0.05%) as compared to the existing Bond Fund. A larger Retirement Income Fund is expected to save on transaction costs by purchasing larger bond positions.

     The Notice of Special Meeting, a Proxy Statement/Prospectus and a Proxy are enclosed. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. Please vote by returning your Proxy today in the enclosed postage paid envelope. If you have any questions regarding the issue to be voted on, please do not hesitate to contact Advance Capital Management, Inc., at 1-800-345-4783 between 9:00 a.m. and 5:00 p.m., Eastern time.

                                          Sincerely,

                                          JOHN C. SHOEMAKER
                                          President

                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 2004

     NOTICE IS GIVEN THAT a special meeting of the shareholders of the Advance Capital I, Inc. Bond Fund (the "Bond Fund"), which is a separate series of Advance Capital I, Inc., a Maryland corporation (the "Company"), will be held at the offices of Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 on April 22, 2004, at 9:00 a.m., Eastern time, and at such date and time as established for any postponements or adjournments thereof, if any (the "Special Meeting"). At the Special Meeting, you will be asked to consider and vote upon:

          1. A proposal to approve a Plan of Fund Combination (the "Plan"), which provides for (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") which is also a separate series of the Company, and (b) the distribution, to each of the shareholders of the Bond Fund of voting shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by such shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and

          2. Such other business as may properly come before the Special
     Meeting.

     The proposal to approve the Plan is described in greater detail in the attached Proxy Statement/ Prospectus. Shareholders of record at the close of business on February 27, 2004, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. This proxy is being solicited on behalf of the Board of Directors of the Company.

     YOUR VOTE IS VERY IMPORTANT. PLEASE RETURN YOUR PROXY(S) PROMPTLY. Shareholders are encouraged to vote and return every proxy received by mail. We urge you to authorize our designated proxies to cast your vote(s), which is commonly referred to as proxy voting. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from changing your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by providing written notice to the Company or by submission of a later dated, duly executed proxy.

                                          By Order of the Board of Directors,

                                          KATHY J. HARKLEROAD
                                          Secretary

March 10, 2004

                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076

                          YOUR VOTE IS VERY IMPORTANT!

                       SHAREHOLDER QUESTIONS AND ANSWERS

QUESTION 1: WHAT IS THIS DOCUMENT AND WHY DID YOU SEND IT TO ME?

     Answer: The Board of Directors of Advance Capital I, Inc., a Maryland corporation (the "Company"), on behalf of the Advance Capital I, Inc. Bond Fund (the "Bond Fund"), is soliciting proxies for use at a special meeting of shareholders, and any postponements or adjournments thereof (the "Special Meeting"). Shareholders will be asked to consider and vote upon a proposal to approve a Plan of Fund Combination (the "Plan"), which provides for the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") and the conversion of each share of the Bond Fund into shares of the Retirement Income Fund and the distribution, to each of the shareholders of the Bond Fund of these new shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares of the Bond Fund held by such shareholder immediately prior to the fund combination (the combination of funds and conversion of shares is referred to herein as the "Reorganization") and such other business as may properly come before the Special Meeting. The Board of Directors is sending these materials to you for your use in deciding whether to approve the Plan and the Reorganization at the Special Meeting. These materials include a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus and a proxy. We encourage every shareholder to vote their proxy(s) by mail.

QUESTION 2: WHAT IS THE PURPOSE OF THE REORGANIZATION?

     Answer: The Reorganization is being proposed at this time for several reasons. First, the two Funds are of comparable size, hold many of the same bonds and have very similar investment objectives and policies. Since the Bond Fund shareholders approved changing the investment objectives to closely match those of the Retirement Income Fund on March 9, 1999, the management style and investment returns have been quite similar. In consideration that both Funds are now of similar size and investment style, the combination would make practical sense to save on transaction costs and consolidate the management process.

QUESTION 3: HOW WILL THE REORGANIZATION WORK?

     Answer: Pursuant to the Plan, the Bond Fund will transfer all of its assets and liabilities to the Retirement Income Fund and all shares of the Bond Fund will be converted into shares of the Retirement Income Fund. Subsequently, the Bond Fund will distribute such shares to its shareholders. Shareholders of the Bond Fund will thus effectively be converted into shareholders of the Retirement Income Fund, and will hold shares with the same aggregate value as the value of the shares of the Bond Fund that they held immediately prior to the Reorganization. If the Plan is carried out as proposed, we do not expect that the transaction will have any adverse federal income tax consequences to the Bond Fund or its shareholders. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganization.

     Bond Fund shareholders who do not wish to have their Bond Fund shares converted into shares of the Retirement Income Fund may redeem their shares up until 4:00 p.m., Eastern time on the day before the effective time of the Reorganization, which is currently anticipated to be April 27, 2004. Shareholders whose redemption requests are received after such time will participate in the Reorganization and receive shares of the Retirement Income Fund, which will then be redeemed in the manner requested. If you hold other than a tax qualified account and redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

QUESTION 4: WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

     Answer: If the shareholders of the Bond Fund do not approve the Plan, then the Bond Fund will continue to be managed as a separate portfolio of the Company.

QUESTION 5: WHO DO I CALL IF I HAVE QUESTIONS?

     Answer: The Adviser will be happy to answer your questions about the proxy solicitation. Please call Advance Capital Management, Inc., at 1-800-345-4783 between 9:00 a.m. and 5:00 p.m., Eastern time.

                            ADVANCE CAPITAL I, INC.
                       ADVANCE CAPITAL I, INC. BOND FUND
                          ONE TOWNE SQUARE, SUITE 444
                           SOUTHFIELD, MICHIGAN 48076
                         248-350-8543 OR 1-800-345-4783

                         PROXY STATEMENT AND PROSPECTUS

            REORGANIZATION OF THE ADVANCE CAPITAL I, INC. BOND FUND INTO THE ADVANCE CAPITAL I, INC. RETIREMENT INCOME FUND

     This Proxy Statement/Prospectus is being sent to shareholders of the Advance Capital I, Inc. Bond Fund (the "Bond Fund") in connection with the solicitation of proxies by the Board of Directors of Advance Capital I, Inc., a Maryland corporation (the "Company"), for use at a special meeting of shareholders of the Bond Fund to be held at the offices of the Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076, on April 22, 2004, at 9:00 a.m., Eastern time, and at any date and time established for any postponements or adjournments thereof, if any (the "Special Meeting"). At the Special Meeting, you will be asked to consider and vote upon:

          1. A proposal to approve a Plan of Fund Combination, approved by the Company's Board of Directors on January 23, 2004 (the "Plan"), which provides for (a) the transfer of all of the assets and liabilities of the Bond Fund to the Advance Capital I, Inc. Retirement Income Fund (the "Retirement Income Fund") which is also a separate series of the Company, and (b) the conversion of each share of the Bond Fund into shares of the Retirement Income Fund and the distribution of an amount of such shares to shareholders of the Bond Fund that has an aggregate value equal to the aggregate value of the shares of the Bond Fund held by such shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and

          2. Such other business as may properly come before the Special
     Meeting.

     As a result of the Reorganization, shareholders of the Bond Fund will become shareholders of the Retirement Income Fund.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Company by submission of a later dated, duly executed proxy.

     The Bond Fund and the Retirement Income Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC"). Both of the Bond Fund and the Retirement Income Fund are organized as series of the Company.

     The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/ Prospectus:

     - Prospectus of the Company, dated April 30, 2003 (the "Prospectus"); and

     - Statement of Additional Information of the Company, dated April 30, 2003 (the "SAI");

     - Annual Report to Shareholders for the year ended December 31, 2003

     Copies of the Company's Prospectus and 2003 Annual Report to Shareholders are included with this Proxy Statement/Prospectus. Additional copies of these are available to shareholders upon request and without charge by writing to Advance Capital I, Inc., at One Towne Square, Suite 444, Southfield, Michigan 48076. Each of these documents is also available on the SEC's website at www.sec.gov.

     This Proxy Statement/Prospectus concisely sets forth the information about the Retirement Income Fund that you should know before considering the Plan and the Reorganization and it should be retained for future reference. Additional information contained in a statement of additional information relating to this Proxy Statement/Prospectus (the "Special SAI"), as required by the SEC, is on file with the SEC. Our file number for investment company filings with the SEC is 811-05127. The Special SAI is available to shareholders upon request and without charge by calling the toll free number set forth above for Advance Capital I, Inc. or by writing to Advance Capital I, Inc. at the address set forth above. The Special SAI, dated March 10, 2004, is incorporated by reference into this Proxy Statement/Prospectus.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
I.     SYNOPSIS.........................................................     3
       A.   Overview....................................................     3
       B.   General.....................................................     3
       C.   The Proposed Plan and Reorganization........................     3
       D.   Comparison of the Bond Fund and the Retirement Income
            Fund........................................................     4
            1.  Investment Objectives and Principal Investment
                Policies................................................     4
            2.  Investment Advisory Services............................     4
            3.  Distribution Services...................................     5
            4.  Purchase and Redemption Procedures......................     5
            5.  Fixed Monthly Withdrawals...............................     5
II.    PRINCIPAL RISK FACTORS...........................................     5
III.   COMPARISON FEE TABLE AND EXAMPLE.................................     6
       A.   Fee Table...................................................     6
            1.  Example.................................................     7
IV.    PERFORMANCE COMPARISON...........................................     7
V.     THE PROPOSED REORGANIZATION AND PLAN.............................     8
       A.   Summary of the Proposed Reorganization......................     8
       B.   Terms of the Plan...........................................     9
       C.   Description of Retirement Income Fund Shares................     9
       D.   Reasons for the Reorganization..............................    10
       E.   Federal Income Tax Consequences.............................    10
       F.   Comparison of Shareholder Rights............................    11
       G.   Capitalization..............................................    11
VI.    ADDITIONAL INFORMATION...........................................    11
VII.   VOTING INFORMATION...............................................    11
       A.   Method and Cost of Solicitation.............................    12
       B.   Right of Revocation.........................................    12
       C.   Voting Securities...........................................    12
VIII.  ADDITIONAL INFORMATION...........................................    12
IX.    MISCELLANEOUS INFORMATION........................................    13
       A.   Other Business..............................................    13
       B.   Next Meeting of Shareholders................................    13
       C.   Experts.....................................................    13

                                  I. SYNOPSIS

A. OVERVIEW

     The following synopsis is a summary of certain information contained elsewhere in the Plan and this Proxy Statement/Prospectus, including documents incorporated by reference. This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein as well as in the Company's Prospectus, the SAI, the Special SAI, and the Plan (a copy of the Plan is included as Exhibit A). Shareholders should carefully read this entire Proxy Statement/Prospectus, as well as such other documentation.

B. GENERAL

     This Proxy Statement/Prospectus is being furnished to you by the Board of Directors in connection with the solicitation of proxies for use at the Special Meeting to be held at the offices of Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076, on April 22, 2004 at 9:00 a.m., Eastern time, and at such date and time as established for any postponements or adjournments thereof, if any. The Board of Directors has called the Special Meeting to allow shareholders to consider and vote upon a proposal to approve the Plan and Reorganization. As a result of the Reorganization, the shareholders of the Bond Fund will become shareholders of the Retirement Income Fund.

     The Board of Directors has determined that the Reorganization is in the best interests of the Bond Fund, the Retirement Income Fund, and their respective shareholders, and that the interests of the existing Shareholders of the Bond Fund and the Retirement Income Fund will not be diluted as a result of the Reorganization. Accordingly, the Board of Directors has approved the Plan and resulting Reorganization and has approved the submission of these matters to the shareholders of the Bond Fund for their approval. The Board of Directors gave its approval after evaluating such information as the directors believed was reasonably necessary for their determinations and after having considered and given appropriate weight to all pertinent factors, including the following:

     - the Reorganization will allow the current shareholders of the Bond Fund to remain invested in a similar mutual fund that invests in fixed income securities;

     - the Reorganization is expected to afford shareholders a tax-free transfer of their assets to the Retirement Income Fund;

     - the benefits to shareholders that may result from the potential to spread relatively fixed costs over a larger asset base, as well as the potential for the Retirement Income Fund to use its increased asset size to engage in block trading and other potential transactions on more advantageous terms are expected to be greater than the increase in management fees payable by the Retirement Income Fund;

     - the Reorganization will not result in a decrease in the value of the interests of the Bond Fund's existing shareholders because each shareholder will receive shares of the Retirement Income Fund with the same aggregate value as the aggregate value of the Bond Fund shares that such shareholder held immediately prior to the Reorganization;

     - the long term performance record of the Retirement Income Fund is far more representative of the resulting structure of the combined fund than is that of the Bond Fund, the objectives and structure of which were changed materially by shareholder vote in 1999; and

     - future increases in the size of the combined fund will reduce the effective annual rate charged for the management fee.

     If all of the requisite approvals are obtained and certain other conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about April 27, 2004, or such other date as is set by the Company. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Bond Fund, at any time prior to the closing.

     The Adviser will pay all of the expenses related to the Special Meeting, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, preparing and filing the Company's registration statement of which this proxy statement is a part, and other similar expenses incurred in connection with the Special Meeting.

C. THE PROPOSED PLAN AND REORGANIZATION

     If the shareholders of the Bond Fund approve the Plan and certain other conditions are either met or waived, then (i) the Retirement Income Fund will acquire substantially all of the assets and assume the liabilities of the Bond Fund pursuant to the Plan; and (ii) each shareholder of the Bond Fund will receive shares of the Retirement Income Fund with the same aggregate value as the aggregate value of the Bond Fund shares that such shareholder held immediately prior to the Reorganization. No sales charges will be imposed on the shares of the Retirement Income Fund issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualifies for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, shareholders of the Bond Fund should not recognize any gain or loss on their Bond Fund shares for federal income tax purposes as a result of the Reorganization.

     If the shareholders of the Bond Fund do not approve the Plan, then the Bond Fund will continue to operate as a separate open-end management company, and the Board of Directors may take any action that it deems to be in the best interests of the Bond Fund and its shareholders, subject to approval by the Bond Fund's shareholders.

D. COMPARISON OF THE BOND FUND AND THE RETIREMENT INCOME FUND.

     This section will help you compare the investment objectives and policies of the Bond Fund with that of the Retirement Income Fund. Please be aware that this is only a brief discussion. More complete information can be found in the Prospectus and the SAI.

  1. INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES

     The investment objective of the Bond Fund is to provide investors with the highest level of current income without undue risk of principal. The Bond Fund seeks to achieve its goal by investing in a broad range of fixed income investments. The Bond Fund invests at least 80% of its total assets in corporate or U.S. government bonds, with the remaining assets invested in preferred stocks, U.S. government agency securities, non-U.S. government agency securities, U.S. government obligations, Yankee Bonds and money market instruments. When choosing investments, the Bond Fund may invest as much as 45% of its total assets in lower-rated high-yielding securities ("junk bonds"), rated between Ba1 and B2 by Moody's or between BB+ and B by Standard & Poors. The Bond Fund may also invest as much as 20% of its total portfolio in mortgage-backed securities issued by the U.S. government or its agencies. No more than 50% of total assets will be invested in obligations issued or guaranteed by the U.S. government, and no more than 5% of total assets will be invested in unrated securities.

     The investment objective of the Retirement Income Fund is also to provide investors with a high level of current income without undue risk of principal. The Retirement Income Fund seeks to achieve its goal by investing in a broad range of fixed income investments. The Retirement Income Fund invests at least 65% of its total assets in corporate or U.S. government bonds, with the remaining assets invested in preferred stocks, U.S. government agency securities, U.S. government obligations, Yankee Bonds and money market instruments. When choosing investments, the Retirement Income Fund may invest as much as 33% of its total assets in lower-rated high-yielding securities ("junk bonds"), rated between Ba1 and B2 by Moody's or between BB+ and B by Standard & Poors. The Retirement Income Fund will invest at least 50% of its total assets in obligations of, or guaranteed by, the U.S. government and corporate debt or preferred stocks rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poors. No more than 50% of total assets will be invested in obligations issued or guaranteed by the U.S. government, and no more than 5% of total assets will be invested in unrated securities.

  2. INVESTMENT ADVISORY SERVICES

     Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076, currently serves as the investment adviser for both the Bond Fund and the Retirement Income Fund. Each Fund pays Advance Capital Management, Inc., a monthly management fee based upon the average net assets of the Fund, at the annual rates indicated below (before giving effect to any fee waivers):

                                                               MANAGEMENT FEES
                                                               ---------------
Bond Fund...................................................        0.40%
Retirement Income Fund:
  First $200 million of assets..............................        0.50%
  Assets over $200 million..................................        0.40%

  3. DISTRIBUTION SERVICES

     Advance Capital Services, Inc. ("ACS"), One Towne Square, Suite 444, Southfield, Michigan 48076 acts as the distributor for all of the Advance Capital Funds, including the Bond Fund and the Retirement Income Fund. As such, ACS is responsible for all purchases, sales, redemptions, and other transfers of shares. As distributor, ACS also provides certain administrative services. Shares of the Bond Fund and the Retirement Income Fund are offered for sale on a continuous basis at a price equal to the net asset value per share. There are no sales loads or fees charged for purchases and sales of either fund, nor are there any deferred (or so-called "back end") sales loads or fees charged at the time of sale. ACS is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

  4. PURCHASE AND REDEMPTION PROCEDURES

     The Bond Fund and the Retirement Income Fund have similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both funds are made at a price equal to the net asset value per share determined after receipt of the complete and accurate purchase or redemption order by the Funds' transfer agent. There are no front-end sales charges or commissions. Neither fund charges any fee on redemptions or exchanges of its shares. Both funds charge a $50 fee for a complete redemption of an IRA account.

     The Company requires a minimum investment in all of the Advance Capital funds of at least $10,000 ($2,000 for IRA accounts). This investment may be distributed among any of the Advance Capital Funds as long as $1,000 minimum investment is maintained in each of the funds selected.

  5. FIXED MONTHLY WITHDRAWALS

     Shareholders on a fixed monthly withdrawal plan in the Bond Fund will have their existing withdrawal plan transferred to their new or existing Retirement Income Fund account resulting in the same dollar amount withdrawn each month from their account unless otherwise specified. This process will be performed by the Transfer Agent through the normal process of the Reorganization.

                           II. PRINCIPAL RISK FACTORS

     The principal risks that may affect the Bond Fund and the Retirement Income Fund are the same. Those risks, and a discussion explaining them, are as follows:

     - Interest Rate Risk

     - Low Credit Rating Risk

     - Credit Risk

     - Call (prepayment) Risk

     - Limited Market Trading Risk

     Interest Rate Risk -- Both funds are subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities. Increases in interest rates generally cause the price, or value, of outstanding bonds to fall, while decreases in interest rates generally cause the price, or value, of bonds to rise.

     Low Credit Rating Risk -- Issuers of junk bonds are not as strong financially as those companies issuing investment grade bonds. Investments in junk bonds are considered to be predominantly speculative when compared to investment grade bonds. The value of debt securities may be affected by changing credit ratings.

     Credit Risk -- Whenever a fund purchases a bond, there is a chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risks.

     Call (prepayment) Risk -- Investment grade and high-yield bonds may contain redemption, or call, provisions that permit the issuer to prepay the bond prior to maturity. If a bond is called for prepayment during a period of declining interest rates, a fund may have to replace the investment with a lower-yielding security, resulting in a reduced return for investors. Mortgage-backed securities are typically subject to this risk.

     Limited Market Trading Risk -- There may be little market trading for particular bonds, which may adversely affect the fund's ability to value or sell the bonds.

                     III. COMPARISON FEE TABLE AND EXAMPLE

A. FEE TABLE

     The following table describes the fees and expenses that a shareholder in the Bond Fund and the Retirement Income Fund (based on fees for the fiscal year ended December 31, 2003, will pay.

                                                         BOND   RETIREMENT    PRO FORMA
                                                         FUND   INCOME FUND   COMBINED
                                                         ----   -----------   ---------
Shareholder Fees (fees paid directly from your
  investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)........................  None      None         None
Maximum Deferred Sales Charge (Load) (as a percentage
  of offering price)...................................  None      None         None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends (as a percentage of offering price)........  None      None         None
Redemption Fee.........................................  None      None         None
Exchange Fee...........................................  None      None         None
Annual Fund Operating Expenses (expenses that are
  deducted from fund assets):
Management Fees(1).....................................  0.40%     0.50%        0.45%
Distribution and/or Service (12b-1) Fees...............  0.25%     0.25%        0.25%
Other Expenses(2)......................................  0.06%     0.05%        0.05%
                                                         ----      ----         ----
     Total Annual Fund Operating Expenses..............  0.71%     0.80%        0.75%
                                                         ====      ====         ====

---------------

(1) The Adviser's management fee for the Retirement Income Fund and the pro forma combined is 0.50% of average daily net assets for the first $200 million of assets, and 0.40% of average daily net assets for assets in excess of $200 million. This results in a pro forma combined fee of 0.45%.

    Since total assets of the Retirement Income Fund exceed $200 million, all assets transferred from the Bond Fund will be subject to a management fee of 0.40%. As a result, the combination of the Bond Fund and Retirement Income Fund will not change total management fees on a pro forma combined basis.

(2) Other expenses include custodian, transfer agency and other customary fund expenses.

1. EXAMPLE

     The example set forth below is intended to help you compare the cost of investing in the Bond Fund with the cost of investing in the Retirement Income Fund. The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                              --------   -----------   ----------   ---------
Bond Fund...................................    $73         $227          $395        $883
Retirement Income Fund......................    $82         $255          $444        $990
Pro forma combined..........................    $77         $240          $417        $930

                           IV. PERFORMANCE COMPARISON

     The following section is a comparison of the average annual total return performance of the Bond Fund with the Retirement Income Fund.

                            TOTAL RETURN COMPARISON
(PERFORMANCE GRAPH)

                                                                         BOND FUND                    RETIREMENT INCOME FUND
                                                                         ---------                    ----------------------
1994                                                                       -4.64                              -5.34
1995                                                                       20.15                              22.96
1996                                                                        2.81                               4.54
1997                                                                        9.41                              12.20
1998                                                                        8.12                               6.33
1999                                                                       -3.71                              -2.33
2000                                                                        7.09                               6.59
2001                                                                        8.87                               7.95
2002                                                                        7.97                               8.80
2003                                                                        9.09                               9.75

Note: The investment objectives for the Bond Fund were changed on March 9, 1999, after approval by shareholders of the changes. Returns for prior years are based on previous investment objectives.

                         VALUE OF A $10,000 INVESTMENT
(PERFORMANCE GRAPH)

                                                                         BOND FUND                    RETIREMENT INCOME FUND
                                                                         ---------                    ----------------------
1994                                                                       10631                              10784
1995                                                                       12773                              13260
1996                                                                       13132                              13862
1997                                                                       14367                              15553
1998                                                                       15534                              16537
1999                                                                       14958                              16152
2000                                                                       16018                              17216
2001                                                                       17439                              18585
2002                                                                       18829                              20220
2003                                                                       18425                              19480

     This chart assumes an initial investment of $10,000, made on January 1, 1994. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

       AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 2003

                                                            SINCE         SINCE
                                 ONE YEAR   FIVE YEARS   8/5/1987(1)   1/1/1993(2)   TEN YEARS
                                 --------   ----------   -----------   -----------   ---------
Bond Fund......................   9.09%       5.75%         7.53%        6.76%         6.30%
Retirement Income Fund.........   9.75%       6.06%        n/a           7.52%         6.88%

---------------

(1) Inception date of Bond Fund.

(2) Inception date of Retirement Income Fund.

                    V. THE PROPOSED REORGANIZATION AND PLAN

     The following is a summary of the material terms of the proposed Reorganization and Plan. Keep in mind that additional information appears in the Plan, a copy of which is included as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

A. SUMMARY OF THE PROPOSED REORGANIZATION

     Pursuant to the Plan, the Retirement Income Fund will acquire all of the assets, and assume the liabilities of, the Bond Fund and the shares of stock in the Bond Fund will be converted into and exchanged for shares of stock in the Retirement Income Fund with an aggregate value equal to the aggregate value of the Bond Fund's shares outstanding as of the close of business on the business day immediately preceding the Effective Time of the Reorganization (the "Valuation Date"). Immediately thereafter, the transfer agent will distribute such stock of the Retirement Income Fund shares to the former shareholders of the Bond Fund in complete liquidation of the Bond Fund. After this distribution, all of the issued and outstanding shares of the Bond Fund will be canceled on the books of that fund and the transfer books of the Bond Fund will be permanently closed.

Certificates evidencing shares of the Retirement Income Fund shares will not be issued to the former Bond Fund shareholders.

     Bond Fund shareholders who do not wish to have their Bond Fund shares converted into and exchanged for shares of the Retirement Income Fund should redeem their shares prior to the Reorganization. Shareholders may redeem shares of the Bond Fund up until 4:00 p.m., Eastern time on the day before the Effective Time of the Reorganization, which is currently anticipated to be April 27, 2004. Shareholders whose redemption requests are received after such time will participate in the Reorganization and receive shares of the Retirement Income Fund, which will then be redeemed in the manner requested. If you hold other than a tax deferred account and redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

     No sales charges will be imposed on the shares of the Retirement Income Fund issued in connection with the proposed Reorganization. The Reorganization will not result in a decrease in the value of the interests of the Bond Fund's existing shareholders because each shareholder will receive shares of the Retirement Income Fund with the same aggregate value as the aggregate value of the Bond Fund shares that such shareholder held immediately prior the Reorganization; thus, although a shareholder of the Bond Fund may receive a different number of shares of the Retirement Income Fund than he or she held in the Bond Fund immediately prior to the Reorganization, the aggregate value of the shares will be the same.

     If the shareholders of the Bond Fund do not approve the Plan, then the Bond Fund will continue to operate as a separate mutual fund, and the Board of Directors may take any action that it deems to be in the best interests of the Bond Fund and its shareholders.

B. TERMS OF THE PLAN

     The following is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

     Valuation. With respect to the Bond Fund, the value of its assets and liabilities will be computed as of the time at which its net asset value is calculated at the Valuation Date. The net asset value of a share of the Bond Fund and the Retirement Income Fund will be the net asset value per share computed at the Valuation Time, using the market valuation procedures set forth in the Company's current prospectus under the Securities Act of 1933, as amended (the "1933 Act").

     Issuance and Distribution of Retirement Income Fund Shares. At the Effective Time of the Reorganization (as defined in the Plan), the transfer agent for the Retirement Income Fund will deliver shares of the Retirement Income Fund to the former shareholders of the Bond Fund. The number of such shares will be determined by dividing (i) the value (determined as of the Valuation Time) of the Bond Fund's assets that are conveyed, less the liabilities that are assumed, at the Effective Time of the Reorganization by
(ii) the net asset value of one share of the Retirement Income Fund that is to be delivered with respect thereto. The transfer agent will then distribute to the former shareholders of the Bond Fund a number of shares of the Retirement Income Fund having an aggregate value equal to the aggregate value of the shares held by each shareholder immediately prior to the Reorganization.

     Expenses. The Adviser will pay all of the expenses related to the Special Meeting, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, and other similar expenses incurred in connection with the Special Meeting.

     Required Approvals. The Reorganization requires approval of the Plan by the affirmative vote of at least a majority of the outstanding shares of the Bond Fund.

C. DESCRIPTION OF RETIREMENT INCOME FUND SHARES

     The shares of each Retirement Income Fund issued to Bond Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The shares of Retirement

Income Fund will be sold and redeemed based upon the net asset value of the Fund next determined after receipt of a purchase or redemption request, as described in the Prospectus.

D. REASONS FOR THE REORGANIZATION

     The Reorganization will allow the current shareholders of the Bond Fund to remain invested in a similar mutual fund that invests in fixed income securities and is expected to afford shareholders a tax-free transfer of their assets to the Retirement Income Fund. The potential benefits to shareholders that may result from the Reorganization include the potential to spread relatively fixed costs over a larger asset base, as well as the potential for the Retirement Income Fund to use its increased asset size to engage in block trading thereby potentially reducing transaction costs.

E. FEDERAL INCOME TAX CONSEQUENCES

     As a condition of the Reorganization, the Company has received an opinion of Dykema Gossett PLLC, legal counsel to the Company, to the effect that for federal income tax purposes, in Dykema Gossett's best legal judgment:

     - the transfer of all of the assets and liabilities of the Bond Fund to the Retirement Income Fund in exchange for the Retirement Income Fund shares to be issued by the Retirement Income Fund equal in dollar value to the Bond Fund's shares that each shareholder owned immediately prior to the Reorganization, and the distribution of those Retirement Income Fund shares to shareholders of the Bond Fund should be treated as a "reorganization" within the meaning of Section 368(a) of the Code, and each Bond Fund and the Retirement Income Fund should be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Reorganization;

     - no gain or loss should be recognized by the Bond Fund upon the transfer of its assets and liabilities to the Retirement Income Fund solely in exchange for shares of the Retirement Income Fund equal in dollar value to the Bond Fund shares that the shareholders owned immediately prior to the Reorganization;

     - the basis of the Bond Fund's assets received by the Retirement Income Fund pursuant to the Reorganization should be the same as the basis of those assets in the hands of the Bond Fund immediately prior to the Reorganization;

     - the holding period of the Bond Fund's assets in the hands of the Retirement Income Fund should include the period for which such assets have been held by the Bond Fund;

     - no gain or loss should be recognized by the Bond Fund on the distribution to its shareholders of the shares of the Retirement Income Fund that it receives in connection with the Reorganization;

     - no gain or loss should be recognized by the shareholders of the Bond Fund upon their receipt of the shares of the Retirement Income Fund in exchange for such shareholders' shares of the Bond Fund;

     - the basis of the shares of the Retirement Income Fund received by each shareholder of the Bond Fund should be the same as the basis of the Bond Fund shares surrendered by such shareholder;

     - the holding period for shares of the Retirement Income Fund received by each Bond Fund shareholder should include the period during which such shareholder held the Bond Fund shares surrendered, provided that such Bond Fund shares are held as capital assets in the hand of such shareholder on the date of the exchange; and

     - the Retirement Income Fund should succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Bond Fund as of the effective time of the Reorganization, subject to the conditions and limitations specified in the Code.

     Although the company is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for their shareholders. Additionally, the Company has not sought, and will not seek, a private letter ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Dykema Gossett PLLC with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Applicable federal income tax laws may be changed by Congress in the future to adversely impact the tax consequences of the Reorganization, and such changes may be given retroactive effect. Shareholders should consult their own advisers concerning potential tax consequences of the Reorganization to them, including any applicable federal, state, local or foreign income tax consequences.

F. COMPARISON OF SHAREHOLDER RIGHTS

     Since the Bond Fund and the Retirement Income Fund are each a separate class of the capital stock of the Company, there are not material differences in the rights of shareholders of the Bond Fund compared to the rights of shareholders of the Retirement Income Fund. Each of the Bond Fund and the Retirement Income is authorized to issue up to 200,000,000 shares of stock, with a par value of $0.001 per share. Each Fund's operations are governed by the Articles of Incorporation of the Company, its By-Laws and applicable Maryland law. Under the Maryland General Corporation Law, shareholders of a corporation are not personally liable for the acts or obligations of the corporation. Under the Company's Articles of Incorporation and By-Laws, the Company is required to indemnify its directors and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of such officers or directors. The business and affairs of the Company, including those of each of its funds, is managed by a Board of Directors. For information about the composition of the Company's Board of Directors, see the Company's SAI, which is incorporated by reference into this Proxy Statement/Prospectus.

G. CAPITALIZATION

     The capitalization of the Bond Fund and the Retirement Income Fund as of December 31, 2003, and the pro forma combined capitalization after giving effect to the proposed Reorganization is as follows:

                                                             RETIREMENT     PRO FORMA
                                              BOND FUND     INCOME FUND      COMBINED
                                             ------------   ------------   ------------
Aggregate net assets.......................  $177,022,007   $201,915,268   $378,937,275
Shares outstanding.........................    17,559,502     20,070,243     37,666,864
Net asset value per share..................  $      10.08   $      10.06   $      10.06

                           VI. ADDITIONAL INFORMATION

     The Retirement Income Fund will be the accounting survivor of the Reorganization. For a discussion of the: (i) investment objectives, investment strategies and risks; (ii) performance; (iii) investment advisors; (iv) shares, including information regarding share pricing, purchases and redemptions; (v) calculation of the offering prices of the shares; (vi) policies with respect to dividends and distributions and the tax consequences of an investment in the shares; (vii) financial information; and (viii) distribution arrangements, see the Company's Prospectus and SAI.

                            VII. VOTING INFORMATION

     The holders of a majority of the shares of the Bond Fund outstanding as of the Record Date for the Special Meeting will constitute a quorum. When a quorum is present, approval of the proposed Reorganization will require the affirmative vote of at least a majority of the shares of the Bond Fund outstanding on the Record Date.

     All shares represented by each properly voted proxy received before the meeting will be voted at each Special Meeting. Proxies may be voted by mail. If a shareholder specifies how the proxy is to be voted on any business properly to come before a Special Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the RETURNED proxy, it will be voted "FOR" approval of the Reorganization. If any other matters come before a Special Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

     If a quorum for the Bond Fund is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present. The Special Meeting may be adjourned or postponed from time to time by a majority of the votes properly cast upon the question of adjourning or postponing the Shareholder Meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned or postponed without further notice. The persons named in the proxy will vote in favor of such adjournment or postponement if such adjournment or postponement is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast "FOR" that proposal. Abstentions and broker non-votes do not constitute a vote "FOR" and effectively result in a vote "AGAINST."

A. METHOD AND COST OF SOLICITATION

     This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Adviser will pay all of the expenses related to the Special Meeting, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, and other similar expenses incurred in connection with the Special Meeting.

B. RIGHT OF REVOCATION

     Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by providing written notice to the Company or by submission of a later-dated, duly executed proxy. If not so revoked, the votes will be cast at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy. You must vote at the meeting if you want to revoke a prior proxy.

C. VOTING SECURITIES

     Shareholders of the Bond Fund at the close of business on February 27, 2004 (the "Record Date"), will be entitled to be present and vote at the Special Meeting. On the Record Date there were 18,451,652.309 shares of voting stock of the Bond Fund entitled to vote. Each outstanding share is entitled to one vote. As of the Record Date, the officers and directors of the Company, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the Bond Fund. In addition, as of the Record Date, no person owned of record or was known by the Company to own of record or beneficially five percent or more of the shares of the Bond Fund.

     As of December 31, 2003, the officers and directors of the Company, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the Retirement Income Fund and no person owned of record or was known by the Company to own of record or beneficially five percent or more of the shares of the Retirement Income Fund.

                          VIII. ADDITIONAL INFORMATION

     Documents that relate to the Bond Fund and the Retirement Income Fund are available, without charge, by writing to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076, or by calling 1-800-345-4783.

     The Company is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy material, and other information relating to the Bond Fund and the Retirement Income Fund with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Our file number for investment company filings with the SEC is 811-05127. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC also maintains a web site at www.sec.gov that contains the Prospectus and Statement of Additional Information for the Company (including the Bond Fund and the Retirement Income
Fund), as well as the materials that are incorporated by reference into the Company's Prospectus and Statement of Additional Information, and other information.

     It is expected that this Proxy Statement will be mailed to shareholders beginning on or about March 15, 2004.

                         IX. MISCELLANEOUS INFORMATION

A. OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Special Meetings. If any other matters come before the Special Meetings, it is the Board of Directors' intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

B. NEXT MEETING OF SHAREHOLDERS

     The Company plans to hold its 2004 Annual Meeting of Shareholders on July 29, 2004. Any shareholder proposal intended to be presented at such meeting must be received by the Company at its office by March 31, 2004, to be included in the Company's proxy statement and form of proxy relating to that annual meeting, and must satisfy all other legal requirements.

C. EXPERTS

     The financial statements and financial highlights as of December 31, 2003, for the Advance Capital I, Inc. Bond Fund and the Advance Capital I, Inc. Retirement Income Fund, two of the series comprising the Advance Capital I, Inc. Funds, incorporated in this proxy statement and prospectus by reference from the Advance Capital I, Inc. Annual Report to Shareholders for the year ended December 31, 2003, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                          By Order of the Board of Directors,

                                          Kathy J. Harkleroad
                                          Secretary

Advance Capital I, Inc.
March 10, 2004

                                                                       EXHIBIT A

                            PLAN OF FUND COMBINATION

     This Plan of Fund Combination (the "Plan") has been approved by the Board of Directors of ADVANCE CAPITAL I, INC., a Maryland corporation (the "Company") on January 23, 2004. The Plan has been approved pursuant to Article VI(5)(I)(3) of the Company's Articles of Incorporation in order to combine the assets of one of the Company's classes of capital stock with the assets of another of the Company's classes of capital stock.

     Pursuant to the authority granted to the Board of Directors under the Articles of Incorporation of the Company, the Board has classified the authorized capital stock of the Company into five separate classes of capital stock, each of which has voting rights (Class A, B, C, E and F). Class A Common Stock has been designated as the shares representing the Advance Capital Bond Fund and Class E Common Stock has been designated as the shares representing the Advance Capital Retirement Income Fund.

     The Retirement Income and the Bond Fund have investment objectives, policies and restrictions that are substantially similar. In order to enhance the efficiency of managing these two funds and to reduce the operating expenses each must bear, the Board of Directors of the Company has determined to combine the assets of these two classes of capital stock pursuant to this Plan and the Board has further determined that such a combination of assets will not have a material adverse effect on the stockholders of either the Bond Fund or the Retirement Income Fund. It is intended that the combination of assets and the related conversion of shares of the capital stock of the Bond Fund into shares of the capital stock of the Retirement Income Fund (collectively, the "Reorganization"), as described in this Plan, shall be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     Therefore, pursuant to Article VI(5)(I)(3) of the Company's Articles of Incorporation, this Plan shall be submitted to the shareholders owning shares of the Bond Fund and the Retirement Income Fund for their approval at the next regular meeting of the Company's shareholders. If approved, the Reorganization of the Bond Fund and the Retirement Income Fund shall be effected as follows:

     1. Combination of Fund Assets. At the Effective Time, the assets belonging to the Bond Fund class of capital stock of the Company shall be transferred, assigned and conveyed to, and combined with, the assets belonging to the Retirement Income Fund, and the Retirement Income Fund shall accept all such assets and assume all of the liabilities relating to and associated with the Bond Fund. At and after the Effective Time of the Reorganization the liabilities of the Bond Fund shall thenceforth be enforced only against the assets of the Retirement Income Fund, subject to any defense and/or set off that the Bond Fund was entitled to assert immediately prior to the Effective Time, and subject to any defense and/or set off that the Retirement Income Fund may from time to time be entitled to assert against a creditor thereof.

     2.  Conversion of Bond Fund Shares; Issuance of Retirement Income Fund
Shares.

          (a) As of the Effective Time, each outstanding share of capital stock associated with the Bond Fund shall be converted into shares of the capital stock of the Retirement Income Fund in the amount, and in the manner provided in this Section 2. At the Effective Time, the Company shall cause the transfer agent for the Retirement Income Fund to issue that number of additional shares of capital stock of the Retirement Income Fund to each person who was a holder of shares of capital stock of the Bond Fund immediately prior to the Effective Time as shall be required on account of the conversion of such shares as provided herein. Promptly upon receipt of instructions from the Company, the transfer agent for the Retirement Income Fund shall record on its books the ownership, by the former stockholders of the Bond Fund, of the shares of capital stock of the Retirement Income Fund that have been issued as a result of the conversion described in Section 2(b) below.

          (b) The number of full and fractional (to the third decimal place) shares of the Retirement Income Fund to be issued to each shareholder of the Bond Fund shall be that number which results from dividing (i) the product of (A) the net asset value of one share of capital stock of the Bond Fund by (B) the number of shares of the Bond Fund owned by such shareholder on the Effective Time by (ii) the net asset value of one share of capital stock of the Retirement Income Fund. In each instance, the net asset value calculations shall be based on the net asset of one share of the Bond Fund and of the Retirement Income Fund on the Valuation Date, and such net asset values shall be computed at the Valuation Date in the manner set forth in the Company's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act").

          (c) At the Effective Time, the Company shall cause the transfer agent for the shares of capital stock of the Bond Fund to promptly cancel on its books all of the shares (including, without limitation, any treasury shares) of the Bond Fund and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the shares of the Retirement Income Fund issuable on account of the share conversion provided above.

          (d) Upon completion of the tasks required by Sections 2(a) through (c) above, the transfer books of the Company with respect to the Bond Fund shall be permanently closed.

     3. Final Dividend and Distribution by Bond Fund. In addition to receiving shares of capital stock of the Retirement Income Fund pursuant to Section 2 above, each stockholder of the Bond Fund shall have the right to receive any unpaid dividends or other distributions which have been declared by the Company with respect to shares of the Bond Fund and which remain unpaid prior to the Effective Time of the Reorganization. To provide for such payment in the event that the Effective Time does not occur immediately after the end of a calendar month, prior to the Valuation Date, the Board of Directors of the Company shall declare a dividend or dividends, with a record date and ex-dividend date as of the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to the stockholders of the Bond Fund all of the net investment company income, if any, of the Bond Fund for the taxable years ending on or before December 31, 2003, and for the period from January 1, 2004, to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of the net capital gain, if any, realized by the Bond Fund in taxable years ended on or before December 31, 2003, and in the period from January 1, 2004, to and including the Effective Time of the Reorganization.

     4. Valuation Date. The valuation date (the "Valuation Date") with respect to the Reorganization shall be 4:00 p.m., Eastern Time, on the day prior to the Effective Time of the Reorganization. Notwithstanding anything herein to the contrary, in the event that at the Valuation Date: (i) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(ii) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Company, accurate appraisal of the value of the net assets of the Bond Fund or the Retirement Income Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Bond Fund and the Retirement Income Fund is practicable in the judgment of the Company.

     5. Effective Time; Delivery of Assets. Delivery by the Bond Fund of its assets to the Retirement Income Fund shall occur at the opening of business on April 26, 2004, or on such other date as is designated by the President of the Company in light of the administrative tasks to be carried out in order to effect the Reorganization with a minimum amount of disruption to the Company and the shareholders of the Bond Fund and the Retirement Income Fund. The date and time at which the above-described actions are taken shall be the "Effective Time" of the Reorganization. To the extent any assets of the Bond Fund are not, for any reason, transferred to the Retirement Income Fund at the Effective Time, then the Company shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. Delivery of the assets of the Bond Fund to the Retirement Income Fund shall be accomplished by delivery of instructions to the Custodian of the Company's assets to transfer record ownership of such assets to the Retirement Income Fund, provided that if any of such assets of the Bond Fund cannot be transferred by such action, then the Bond Fund shall execute and deliver to the Retirement Income Fund an appropriate Bill of Sale and Assignment instrument which shall be effective at the Effective Time.

                                       A-2